Income Taxes - Reconciliation of federal statutory income tax to provision for income taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Taxes
Expected benefit at statutory federal rate	$ (4,941)	$ (6,717)
State tax - net of federal benefit	72	100
Research and development credits		(564)
Foreign income/losses taxed at different rates	14	15
Unrecognized tax benefits	276	126
Stock-based compensation	8	3
Interest expense	333	233
Remeasurements of net defined benefit liabilities	5
Exchange rate difference	287	551
Change in tax rate	(242)	(92)
True-up deferred taxes	1,382	3,254
True-up payable	75
Accumulated deficit	67	10
Change in valuation allowance	3,182	3,246
Other	23	(44)
Total provision for income taxes	$ 541	$ 121